Semi-Annual Report

30 April 2015 (Unaudited)

SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR® ” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Markets, LLC. No financial product offered by State Street Global Markets, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

April 30, 2015 (Unaudited)

Common Stocks	Shares	Value
3M Co.	4,200,974	$656,990,324
American Express Co.	4,200,974	325,365,436
Apple, Inc.	4,200,974	525,751,896
Boeing Co.	4,200,974	602,167,613
Caterpillar, Inc.	4,200,974	364,980,621
Chevron Corp.	4,200,974	466,560,172
Cisco Systems, Inc.	4,200,974	121,114,080
Coca-Cola Co.	4,200,974	170,391,505
E. I. du Pont de Nemours & Co.	4,200,974	307,511,297
Exxon Mobil Corp.	4,200,974	367,039,098
General Electric Co.	4,200,974	113,762,376
Goldman Sachs Group, Inc.	4,200,974	825,155,313
Home Depot, Inc.	4,200,974	449,420,199
Intel Corp.	4,200,974	136,741,704
International Business Machines Corp.	4,200,974	719,584,836
Johnson & Johnson	4,200,974	416,736,621
JPMorgan Chase & Co.	4,200,974	265,753,615
McDonald’s Corp.	4,200,974	405,604,040
Merck & Co., Inc.	4,200,974	250,210,011
Microsoft Corp.	4,200,974	204,335,375
NIKE, Inc. (Class B)	4,200,974	415,224,270
Pfizer, Inc.	4,200,974	142,539,048
Procter & Gamble Co.	4,200,974	334,019,443
Travelers Cos., Inc.	4,200,974	424,760,481
United Technologies Corp.	4,200,974	477,860,793
UnitedHealth Group, Inc.	4,200,974	467,988,504
Verizon Communications, Inc.	4,200,974	211,897,129
Visa, Inc. (Class A)	4,200,974	277,474,333
Wal-Mart Stores, Inc.	4,200,974	327,886,021
Walt Disney Co.	4,200,974	456,729,893

Total Common Stocks(a) (Cost $11,470,925,861)		$11,231,556,047

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

INDUSTRY BREAKDOWN AS OF APRIL 30, 2015*

Industry	Percent of Net Assets**
Aerospace & Defense	9.61%
IT Services	8.87
Oil, Gas & Consumable Fuels	7.42
Capital Markets	7.34
Pharmaceuticals	7.20
Industrial Conglomerates	6.86
Technology Hardware, Storage & Peripherals	4.68
Health Care Providers & Services	4.16
Media	4.06
Specialty Retail	4.00
Insurance	3.78
Textiles, Apparel & Luxury Goods	3.69
Hotels, Restaurants & Leisure	3.61
Machinery	3.25
Household Products	2.97
Food & Staples Retailing	2.92
Consumer Finance	2.89
Chemicals	2.74
Diversified Financial Services	2.36
Diversified Telecommunication Services	1.89
Software	1.82
Beverages	1.52
Semiconductors & Semiconductor Equipment	1.22
Communications Equipment	1.08
Other Assets & Liabilities	0.06

Total	100.00%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets
Investments in securities, at value	$11,231,556,047
Cash	14,923,321
Dividends receivable	9,705,990

Total Assets	11,256,185,358

Liabilities
Income distribution payable	7,983,359
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	158,550
Accrued Trustee expense	1,242,975
Accrued marketing expense	4,753,530
Accrued DJIA license expense	2,782,615
Accrued expenses and other liabilities	569,876

Total Liabilities	17,490,905

Net Assets	$11,238,694,453

Net Assets Consist of:
Paid in capital (Note 4)	$13,350,042,434
Undistributed net investment income	1,928,096
Accumulated net realized loss on investments	(1,873,906,263)
Net unrealized depreciation on investments	(239,369,814)

Net Assets	$11,238,694,453

Net asset value per Unit	$178.13

Units outstanding, unlimited Units authorized	63,092,867

Cost of investments	$11,470,925,861

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Investment Income
Dividend income	$142,477,921	$262,005,663	$297,471,842	$308,340,757

Expenses
Trustee expense	3,709,978	7,070,957	6,928,624	6,983,198
Marketing expense	3,680,662	6,900,417	6,925,953	6,848,079
DJIA license fee	2,503,364	4,700,278	4,717,302	4,665,386
Legal and audit services	93,276	309,023	481,315	811,001
Other expenses	188,129	352,267	480,187	383,313

Total Expenses	10,175,409	19,332,942	19,533,381	19,690,977

Net Investment Income	132,302,512	242,672,721	277,938,461	288,649,780

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	937,689,010	972,746,170	536,002,077	710,150,395
Net change in unrealized appreciation (depreciation)	(627,417,987)	274,671,884	1,389,629,705	300,890,540

Net Realized and Unrealized Gain on Investments	310,271,023	1,247,418,054	1,925,631,782	1,011,040,935

Net Increase in Net Assets Resulting From Operations	$442,573,535	$1,490,090,775	$2,203,570,243	$1,299,690,715

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$132,302,512	$242,672,721	$277,938,461	$288,649,780
Net realized gain on investment transactions	937,689,010	972,746,170	536,002,077	710,150,395
Net change in unrealized appreciation (depreciation)	(627,417,987)	274,671,884	1,389,629,705	300,890,540

Net increase in net assets resulting from operations:	442,573,535	1,490,090,775	2,203,570,243	1,299,690,715

Net equalization credits and charges	1,244,317	(334,933)	(4,218,198)	(2,139,967)

Distributions to unitholders from net investment income	(133,614,675)	(239,448,346)	(274,075,501)	(286,360,368)

Increase (decrease) in net assets from Unit transactions:
Proceeds from issuance of Units	11,404,606,001	15,339,825,370	21,443,691,450	15,600,705,314
Cost of Units redeemed	(12,753,370,803)	(15,680,597,253)	(22,313,393,725)	(17,385,862,538)
Net income equalization (Note 2)	(1,244,317)	334,933	4,218,198	2,139,967

Net decrease in net assets from Unit transactions	(1,350,009,119)	(340,436,950)	(865,484,077)	(1,783,017,257)

Net increase (decrease) in net assets during period	(1,039,805,942)	909,870,546	1,059,792,467	(771,826,877)
Net assets beginning of period	12,278,500,395	11,368,629,849	10,308,837,382	11,080,664,259

Net assets end of period*	$11,238,694,453	$12,278,500,395	$11,368,629,849	$10,308,837,382

Unit transactions:
Units sold	64,400,000	93,450,000	148,650,000	123,250,000
Units redeemed	(72,050,000)	(96,000,000)	(154,250,000)	(137,250,000)

Net increase (decrease)	$(7,650,000)	$(2,550,000)	$(5,600,000)	$(14,000,000)

*Includes undistributed net investment income	$1,928,096	$3,240,259	$15,884	$2,452,924

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Net asset value, beginning of period	$173.57		$155.11		$130.67	$119.28	$111.24	$97.17

Investment operations:
Net investment income(1)	1.90		3.47		3.49	3.22	2.88	2.64
Net realized and unrealized gain on investments	4.54		18.45		24.48	11.41	8.37	14.14

Total from investment operations	6.44		21.92		27.97	14.63	11.25	16.78

Net equalization credits and charges(1)	0.02		(0.00	)(2)	(0.05)	(0.02)	(0.01)	(0.08)

Less distributions from:
Net investment income	(1.90)		(3.46)		(3.48)	(3.22)	(3.20)	(2.63)

Net asset value, end of period	$178.13		$173.57		$155.11	$130.67	$119.28	$111.24

Total return(3)	3.73%		14.26%		21.55%	12.31%	10.17%	17.36%

Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.16	%(4)	2.11%		2.41%	2.53%	2.43%	2.52%
Total expenses	0.17	%(4)	0.17%		0.17%	0.17%	0.17%	0.18%
Total expenses excluding Trustee earnings credit	0.17	%(4)	0.17%		0.17%	0.17%	0.17%	0.18%
Portfolio turnover rate(5)	8.16%		0.00%		18.00%	5.52%	0.00%	0.12%
Net assets, end of period (000’s)	$11,238,694		$12,278,500		$11,368,630	$10,308,837	$11,080,664	$8,058,639

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the period.

(2)	Amount shown represents less than $0.005 per Unit.

(3)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

April 30, 2015 (Unaudited)

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), and State Street Bank and Trust Company, as trustee of the Trust (the “Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On November 12, 2013, Intercontinental Exchange, Inc. (formerly known as IntercontinentalExchange Group, Inc. (“ICE”) announced the completion of its acquisition of NYSE Holdings LLC (the parent company of the Sponsor, formerly known as NYSE Euronext Holdings LLC) (“NYSE Holdings”). Upon the closing of the acquisition, Intercontinental Exchange Holdings, Inc. (formerly known as IntercontinentalExchange, Inc.) and NYSE Holdings became wholly owned subsidiaries of ICE. As the parent company, ICE is the publicly traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements are presented in United States dollars.

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has adopted procedures concerning securities valuation pursuant to which an Oversight Committee makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Oversight Committee, or a subgroup thereof, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded, but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s NAV and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investments by industry.

The Trust did not hold any investments valued using Level 2 or 3 inputs as of April 30, 2015 and did not have any transfers between levels for the six months ended April 30, 2015.

Investment Risk

The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the DJIA.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to equalization can be found on the Statement of Changes in Net Assets.

U.S. Federal Income Tax and Certain Other Tax Matters

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for the recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Trust has not recognized any liabilities relating to tax positions considered to be uncertain tax positions for the current year or prior years. The Trust may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations, and interpretations thereof.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s tax returns for the prior three fiscal years remain subject to examination by applicable tax jurisdictions, including the United States of America and the State of New York. If the Trust were required to pay interest and penalties related to tax liabilities, it would recognize such interest and penalties as income tax expense in the Statements of Operations. There were no such expenses for the year ending October 31, 2014.

At October 31, 2014, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized gains, expiring October 31 of the year indicated:

2016	$506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588
Non-Expiring – Short Term	31,833,756
Non-Expiring – Long Term	588,985,285

During the tax year ended October 31, 2014, the Trust utilized capital loss carryforwards of $993,575 and had $52,316 of capital loss carryforwards expire.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

During the six months ended April 30, 2015, the Trust reclassified $896,378,889 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At April 30, 2015, the cost of investments for U.S. federal income tax purposes was $11,470,925,861. Gross unrealized appreciation was $315,795,152 and gross unrealized depreciation was $555,164,966, resulting in net unrealized depreciation of $239,369,814.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust and provides administrative services, including the filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee of $3,709,978 at the following annual rates for the six months ended April 30, 2015:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	0.06% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the six months ended April 30, 2015, the Adjustment Amount reduced the Trustee’s fee by $268,218. The Adjustment Amount included an excess of net transaction fees from processing orders of $255,947 and a Trustee earnings credit of $12,271.

Prior to February 1, 2013, the Sponsor agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18/100 of 1% per annum of the daily NAV of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2013 and October 31, 2012.

S&P Dow Jones Indices LLC (“S&P”) and State Street Global Markets, LLC (“SSGM” or the “Marketing Agent”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P in connection with the

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 3 — Transactions with the Trustee and Sponsor – (continued)

Trust. The DJIA also serves as a basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.05% on the first $1 billion of the then rolling average asset balance and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the shares of the Trust. The Sponsor pays the Distributor for its services a flat annual fee of $35,000 and the Trust does not reimburse the Sponsor for this fee.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (“Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is $1,000 per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 0.10% (10 basis points) of the value of one Creation Unit at the time of creation. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2015 (Unaudited)

Note 5 — Investment Transactions

For the six months ended April 30, 2015, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $6,961,513,814, $8,311,312,013, $1,004,694,359 and $997,304,562, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $896,378,889.

Note 6 — Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Trust’s financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Other Information

April 30, 2015 (Unaudited)

Comparison of Total Returns Based on NAV and Bid/Ask Price (1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	9.96%	82.39%	122.85%
Return Based on Bid/Ask Price	9.97%	82.39%	123.08%
DJIA	10.11%	68.06%	126.67%

Average Annual Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	9.96%	12.77%	8.34%
Return Based on Bid/Ask Price	9.97%	12.77%	8.35%
DJIA	10.11%	10.94%	8.53%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

(Unaudited)

Sponsor

PDR Services LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, NY 10005

Trustee

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

SPDRDIA SAR